                      SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K


                                 Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 14, 2000


                             SKYNET HOLDINGS, INC.
                             ---------------------
             (Exact name of registrant as specified in its charter)


    Delaware                     0-25229                       65-1480559
----------------           ---------------------          -------------------
(State or other            (Commission File No.)             (IRS Employer
jurisdiction of                                           Identification No.)
 incorporation)

                              6165 Barfield Road
                               Atlanta, GA 30328
                    ---------------------------------------
                    (Address of principal executive office)



Registrant's telephone number, including area code:  (404) 847-3120
                                                     --------------



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         (Former name or former address, if changed since last report)
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ITEM 5:           OTHER EVENTS

Filing of Bankruptcy Petition by Pony Express Delivery Services, Inc., a
------------------------------------------------------------------------
subsidiary of Skynet Holdings, Inc.
-----------------------------------

On June 14, 2000, registrant announced that its wholly owned subsidiary Pony Express Delivery Services, Inc., has suspended substantially all of its operations, with the exception of operations in the State of Florida, and has filed for Chapter 11 bankruptcy protection in the U.S. Bankruptcy Court for the Northern District of Georgia, Atlanta, Georgia.

In a related development, the registrant also announced that its wholly owned subsidiary Fleet Acquisition Corp. and Courier Express, Inc., a wholly owned subsidiary of Pony Express Delivery Services, Inc., also filed petitions for protection under Chapter 11 of the Bankruptcy Code in the U.S. Bankruptcy Court for the Northern District of Georgia and suspended all operations.


     (c)          Exhibits
                  --------

                                 EXHIBIT INDEX

      Exhibit
      Number
  (Referenced to
    Item 601 of
     Reg. S-K)
  --------------

       99.1 Press Release dated June 14, 2000. Skynet Holdings, Inc. Announces filing Of Bankruptcy Petition By Its Subsidiary, Pony Express Delivery Services, Inc.



                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  June 29, 2000               SKYNET HOLDINGS, INC.


                                    BY: /s/ Donald L. Harrill
                                        ------------------------
                                        Donald L. Harrill
                                        Chief Executive Officer

                                       2
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                                 EXHIBIT INDEX




       99.1 Press Release dated June 14, 2000. Skynet Holdings, Inc. Announces filing Of Bankruptcy Petition By Its Subsidiary, Pony Express Delivery Services, Inc.

                                       3